                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event report): September 29, 2004


                                 ARGON ST, INC.
                        ---------------------------------
             (Exact Name of Registrant as specified in its charter)


                                    DELAWARE
                          -----------------------------
                 (State or other jurisdiction of incorporation)

       000-08193                                       38-1873250
       ---------                                       ----------
  (Commission File No.)                             (I.R.S. Employer
                                                   Identification No.)

                  12701 Fair Lakes Circle, Suite 800, Fairfax,
                  --------------------------------------------
                 Virginia 22033 (Address of principal executive
                              offices and zip code)

        Registrant's telephone number, including area code: (703)322-0881


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14-d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

                         ARGON ST, INC. AND SUBSIDIARIES


EXPLANATORY NOTE:

        The purpose of this Amendment No. 1 to Current Report on Form 8-K is to provide the disclosure under Item 9.01.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

                (a) Financial statements of businesses acquired.

                        Balance sheets of Argon Engineering Associates, Inc. as of June 27, 2004 and September 30, 2003 and 2002, related statements of earnings and cash flows for the fiscal years ended September 30, 2003, 2002 and 2001 and the nine months ended June 27, 2004 and June 29, 2003, and related statements of stockholders' equity for the fiscal years ended September 30, 2003, 2002 and 2001 and the nine months ended June 27, 2004.

                        A Report of Independent Registered Public Accounting Firm to the Board of Directors of Argon Engineering Associates, dated July 1, 2004 (except for the note 15 to Argon Engineering's financial statements, as to which the date is August 31, 2004).

                (b) Pro forma financial information.

                        An unaudited pro forma condensed combined consolidated balance sheet at June 30, 2004 and unaudited pro forma condensed combined consolidated statements of earnings for the fiscal year ended September 30, 2003 and the nine months ended June 30, 2004.

                (c)     Exhibits


        Exhibit Number  Description
        --------------  -----------

             99.1       Audited Financial Statements of Argon Engineering Associates, Inc.

             99.2       Unaudited Pro Forma Condensed Combined Consolidated Financial
                        Statements

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.


                                               ARGON ST, INC.


November 23, 2004                              By: /s/ Donald F. Fultz
                                                   -----------------------------
                                                   Donald F. Fultz
                                                   Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number    Description
--------------    -----------

     99.1         Audited Financial Statements of Argon Engineering Associates, Inc.

     99.2         Unaudited Pro Forma Condensed Combined Consolidated Financial
                  Statements